Exhibit 99.1
Peabody Energy West Coast Investor Meetings October 31 and November 1, 2006 Peabody Energy NYSE: BTU

Statement on Forward-Looking Information Some of the following information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, and is intended to come within the safe-harbor protection provided by those sections. Our forward-looking statements are based on numerous assumptions that we believe are reasonable, but they are open to a wide range of uncertainties and business risks that may cause actual results to differ materially from expectations as of October 19, 2006. These factors are difficult to accurately predict and may be beyond the control of the company. These risks include, but are not limited to: growth in coal and power markets; future worldwide economic conditions; economic strength and political stability of countries in which we have operations or serve customers; weather; transportation performance and costs, including demurrage; ability to renew sales contracts; successful implementation of business strategies; regulatory and court decisions; legislation and regulations; negotiation of labor contracts and labor availability and relations; capacity and cost of surety bonds and letters of credit; effects of changes in currency exchange rates; risks associated with customers, including credit risk; risks associated with performance of suppliers; availability and costs of key commodities such as steel, tires, diesel fuel and explosives; performance risks related to high-margin metallurgical coal production; geology and equipment risks inherent to mining; terrorist attacks or threats; replacement of reserves; inflationary trends; effects of interest rates; effects of acquisitions or divestitures; success in integrating new acquisitions; revenues related to synthetic fuel production; revenues and other risks detailed in the company's reports filed with the Securities and Exchange Commission (SEC). The use of "Peabody," "the company," and "our" relate to Peabody, its subsidiaries and majority-owned affiliates. EBITDA or Adjusted EBITDA is defined as income from continuing operations before deducting net interest expense, early debt extinguishment costs, income taxes, minority interests, asset retirement obligation expense & depletion, depreciation & amortization. For a reconciliation of EBITDA, a non-GAAP measure, to income from operations, the most comparable GAAP measure, please see PeabodyEnergy.com and the company's documents filed with the SEC. 10/19/06

BTU: Premier Energy Investment Growing revenue profile and productivity initiatives lead to expanded margins Unmatched reserve base and diverse portfolio of safe, low-cost operations Well positioned to create value from new generation, global expansion and Btu Conversion Strong balance sheet and record of financial performance World's Largest Private-Sector Coal Company

INDUSTRY OVERVIEW

DEMAND DRIVERS SUPPLY DRIVERS Global Coal Supply & Demand Major Market Drivers Strengthen Outlook for Coal Regulatory Environment: Safety and Permitting High Cost of Competing Fuels High Steel Demand Strong U.S. Economic Growth Soaring Energy Demand in China and India Higher Utilization of Existing Coal Fleet Major Build-Out of New Coal-Based Plants Coal-to-Liquids Plants and Btu Conversion Rail and Port Constraints Diminishing Low-Cost Reserves Scarcity of Equipment and Labor Escalating Cost Structures

"BP said it will replace 16 miles of pipeline and production could be closed for weeks or months." - AP 8/7/06 World Events Drive Coal to Displace Oil & Gas "In Nigeria, a quarter of oil production remained shut down due to militant violence." - FX Street.com 5/5/06 "The eruption of fighting in Lebanon lifted crude futures to a record..." - AP 7/24/06 "World oil prices could triple if the West's stand-off over Iran's nuclear programme escalates into conflict." - BBC News 5/30/06 "China plans $5 billion energy investment in Venezuela." - Reuters 8/28/06 "Chad president orders Chevron, Petronas to leave." - Reuters 8/28/06

Global Coal Use Soars 23%, or 1 Billion Tons, in 4 Years Four-Year Percent Change in Global Energy Consumption Source: BP Statistical Review of World Energy, 2006 edition. Coal Natural Gas Hydro Oil Nuclear 2002 - 2004 23 12 12 8 4 23% 2001 - 2005 Change 12% 8% 12% 4% Coal Natural Gas Oil Hydro Nuclear

Global Coal Consumption Forecast to Double by 2030 +689 +456 +3,114 Growth in Total Annual Coal 2003-2030 (Million Short Tons) +137 +22 Amounts in million short tons. Source: U.S. Department of Energy, Energy Information Administration, International Energy Outlook 2006. Projected Australia export flow for 2004-2030. Long-Term Coal Demand Forecasts Continue to Rise

Coal to Take Significant Share of Growing Global Generation China India U.S. Other East 44 17 12 27 521 GW Required New Plants Announced Coal Plants Coal 6,349 GW Source: Energy Information Administration International Energy Outlook 2006; Platts database. Announced Coal-Fueled Plants 27% 17% 12% 44% Natural Gas Renew- ables Nuclear Oil 1,997 GW 2030 Planned Generation Capacity (GW)

Major Coal Market Drivers Show Tight Supply-Demand Balance Continued strong global coal fundamentals High European demand and a return to coal Australia thermal coal prices settle at high levels Global steel production up 10% through August Tightening in temporary U.S. market softness Return to more normal coal use expected in 2007 Third quarter shipments down from prior-year level Growing strength in long-term U.S. coal markets Forward-year coal prices above spot levels Central Appalachia cost structure severely strained

2006 2007 2008 2009 2010 2011-2015 PRB 1.5 4.6 9.3 16.4 57.7 176.1 Illinois Basin 0.6 5.9 16.7 70.2 Central Appalachia 1.6 1.6 3.7 3.7 16.6 Lignite 11.8 14.4 24.8 Other Western 14.3 33 Pitt #8 7.9 15.3 28.5 Based on DOE NETL estimates from air permits; press releases; and Peabody analysis. 30,000 MW of New U.S. Capacity Add 100+ Million Tons of Coal Use by 2010 2 6 14 46 122 154 Total U.S. Plants Planned (93,000 MW in 40 States Using 300+ MTPY of Coal) Expected Cumulative Coal Use in New Plants Tons (in Millions) 349

CTL and CTG Technologies Expand Markets for Coal STEEL ELECTRICITY INDUSTRIAL GAS PIPELINE SNG SPECIALTY CHEMICALS ETHANOL DIESEL JET FUEL HYDROGEN China developing 27 new CTL plants Successful B-52 test flight using Fischer- Tropsch fuels Air Force sees half of Defense needs from CTL by 2020 U.S. Congress considers bills for offtake agreements and incentives

CTL Has Potential to More Than Double U.S. Coal Demand 2005 U.S. Coal Demand 2030 Coal Demand (EIA) 2030 Coal Demand (NCC) 2030 Coal Demand (EIA / SSEB) 1.1 billion 1.8 billion 2.4 billion 2.5 billion Source: U.S. Energy Information Agency 2030 projections include 190 million tons per year for coal-to-liquids; Southern States Energy Board July 2006 Report calls for 1.0 billion tons of coal-to-liquids; National Coal Council April 2006 Report calls for 2.4 billion tons per year of coal used for multiple uses including clean electricity, coal-to-gas and coal-to-liquids. (Peabody was a participant in the NCC and SSEB Reports.) U.S. Coal Demand Opportunities Tons

COMPANY OVERVIEW

Source: Company reports and websites and SEC filings. 2005 values are on a short-ton basis. Peabody pro forma including Excel projects in development. Reserves (tons in billions) Sales (tons in millions) Peabody is World Leader in Sales and Reserves Rio Tinto Shenhua BHP Arch Anglo-American Consol Foundation Xstrata Massey North American Alpha Natural Resources International Coal Fording

Peabody: The Premier Global Coal Company World's Largest Coal Company World's Largest Coal Reserve Base Largest Powder River Basin Producer Largest Illinois Basin Producer Best Record of Financial Performance International Trading/Brokerage Business Major Resource Management Activities Generation Development Projects Best Coal-to-Liquids Opportunities ? ? ? ? ? ? ? ? ?

Peabody's Strategies Target Margin Expansion and Growth Executing the basics: best-in-class safety, operations and marketing Capitalizing on organic growth opportunities Expanding in high-growth global markets Participating in new generation and Btu Conversion projects

Source: Peabody 2006; U.S. Department of Labor, Occupational Safety & Health Administration, 2005. Peabody 2005 2.8 Peabody 2004 4.15 Wholesale 4.5 Utilities 4.6 Leisure & Hospitality 4.7 Retail 5 Coal Mining 5.1 Education & Health Services 5.5 Agriculture/Forestry/Fishing/Hunting 6.1 Construction 6.3 Manufacturing 6.3 Transportation & Warehousing 7 Wholesale Utilities Coal Mining Retail Agriculture/Forestry/Fishing/Hunting Manufacturing Transportation & Warehousing Peabody 2005 Education & Health Services Leisure & Hospitality Construction Peabody Safety Performance Continues to Improve Accidents Per 200,000 Hours Peabody 2004 2.8 4.1 5.1 Executing the Basics: Safety is the Key

Executing the Basics: Leading Productivity Rawhide Caballo North Antelope Rochelle Industry Average (Underground) Industry Average (Surface) First half 2006 data. Source: U.S. Department of Labor Mine Safety & Health Administration. Peabody Operates the Three Most Productive Mines in the World #1 #2 #3 Industry Average (SPRB) Peabody Others

COMPLETED UNDER CONSTRUCTION IN PERMITTING IN PLANNING 75 - 85 MTPY of Developments and Expansions by 2010 Organic Growth Pipeline from 10+ Billion Ton Reserve Base

Peabody Acquires Excel Coal to Expand and Serve Fastest Growing Markets Diverse thermal and metallurgical coal products Significant growth platform from expansion projects 500 million tons of thermal and metallurgical reserves 1 billion tons of reserves 1.5 million acres of exploration rights Unmatched access to five ports Operational, marketing and transportation synergies Expected to be accretive to 2007 earnings and cash flows Tripling Presence in Largest Coal Exporting Nation

Peabody and Excel: Growth Opportunities and Synergies

Australia Serves Fast-Growing Global Coal Markets Australian metallurgical and thermal coal serves the fast-growing Asian markets Nearly one-third of the world's coal exports come from Australia U.S. Energy Information Administration projects Australian coal exports will increase 55% by 2030 1st Qtr 2nd Qtr East 384.4 247.6 West 737.8 516.4 2004 2030 Global Coal Flows (Tons in Millions) Australia Australia Total Total 248 764 1,122 384 Source: U.S. Department of Energy, Energy Information Administration, International Energy Outlook 2006.

International Revenues Represent High-Growth Sector for Peabody 1st Qtr 2nd Qtr 93 7 2002 1st Qtr 2nd Qtr 77 23 2005 1st Qtr 2nd Qtr 65 35 2008 Pro Forma* $190 million $1,075 million $2,075 million * 2008 amounts for illustration purposes only, and assumes reference price of $50 per ton on additional 20 million tons of non-U.S. sales.

Peabody Best Positioned to Capitalize on Coal Market Drivers Expanding Global Coal Demand Acquiring Excel Exploring opportunities with Shenhua Greater Global Trading Expanding trading in Europe Growing trading platform in China Advanced Coal-Based Power Plants Fueling new generation Developing Prairie State Energy Campus Founding partner in FutureGen Emerging Markets for Coal-to-Liquids Providing leading resource base for large-scale projects Exploring two CTL sites using Rentech technology

2001 2002 2003 2004 2005 2006 16 105.5 95 178 423 541 114 2001 2002 2003 2004 2005 2006 378 406.1 410.3 559 870 1050 100 BTU: Building Upon a Track Record of Performance 2001 2002 2003 2004 2005 2006 2577 2717 2829 3632 4664 4664 EBITDA In millions. Excludes discontinued operations and charges related to 2003 pre-tax debt extinguishment. Targets as of Oct. 19, 2006. Revenues Income TARGET $1,050 - $1,150 TARGET $541 - $655

2003 2004 2005 2006 2007 2008 2009 2010 EBITDA 82 175 423 541 114 Revenue growth from contract backlog Expanding margins from safe, low-cost operations Major organic growth using leading reserves Global expansion Btu Conversion markets BTU has an Outstanding Outlook Excludes discontinued operations and charges related to 2003 pre-tax debt extinguishment. CAGR assumes mid point of 2006 target. 2006 target as of Oct. 19, 2006. Income 94% CAGR $82 $175 $423 $541 - $655

Peabody Energy West Coast Investor Meetings October 31 and November 1, 2006 Peabody Energy NYSE: BTU